Camelot Excalibur Small Cap Income Fund

Class A: CEXAX Class I: CEXIX

Camelot Premium Return Fund

Class A: CPRFX Class C: CPRCX Class I: CPRIX

(Collectively, the “Funds”)

October 26, 2018

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the Funds, dated November 1, 2017, and should be read in conjunction with such SAI.

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Effective October 29, 2018, the Funds’ custodian is U.S. Bank National Association. Accordingly, the section of the Funds’ SAI entitled “CUSTODIAN” is hereby replaced with the following:

“Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.”

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2017, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.